Exhibit 99.2

July 29, 2009 Second Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2008 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through August 12, 2009 at (800) 475-6701 in the U.S., access code: 105662, and internationally at (320) 365-3844, access code: 105662. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Second Quarter Highlights Financial Summary Summary Appendices Note: All ‘09 and ‘08 data, other than as noted, for continuing operations only.

Second Quarter Highlights

Second Quarter Highlights Net sales of $730.4mm - Down 20.9% versus prior year; constant currency basis down 13.1% - Current downturn continues to affect top line across all business units except medical ceramics and products for pharmaceutical applications Adjusted EBITDA* of $125.3mm - Down 28.4% versus prior year - Down 21.9% on a constant currency basis Adjusted EBITDA* margin of 17.2% - Continued cost cutting measures and pricing gains drove sequential improvement over Q1 - Strong margins in Advanced Ceramics (26.9%) and Specialty Chemicals (24.3%), driven by cost control measures Adjusted EPS* of $0.13 - Decrease versus prior year driven by lower operating performance due to economic downturn - Reported net income and EPS impacted by loss on early extinguishment of debt and other charges, partially offset by FX gains and MTM of interest rate swaps Free cash flow* of $66.4mm - Tight management of capex and working capital generated strong Q2 result - YTD free cash flow of $85.3mm Credit agreement amendment - Covenant leverage ratio redefined - $1.2bn in term debt extended to 2014 - $130mm revolver extended to 2012 (add. $50mm expected) * Non-GAAP measure; see reconciliation in the appendix

Second Quarter and First Half Summary

($M) , except EPS	Second Quarter				First Half			
			% Change				% Change	
	Yr 2009	Yr 2008	Total	Constant Currency [b]	Yr 2009	Yr 2008	Total	Constant Currency [b]
Continuing Operations:								
Net Sales	730.4	923.2	*(20.9%)*	*(13.1%)*	1,390.4	1,767.0	*(21.3%)*	*(13.2%)*
Adjusted EBITDA [a]	125.3	175.1	*(28.4%)*	*(21.9%)*	234.5	344.3	*(31.9%)*	*(25.4%)*
Adj. EBITDA Margin	*17.2%*	*19.0%*	*(1.8) ppt*		*16.9%*	*19.5%*	*(2.6) ppt*	
Net Income (Loss) - as reported	0.6	75.6	*(99.2%)*		(3.2)	104.3	*(103.1%)*	
EPS (Diluted) - as reported [c]	0.01	0.98	*(99.0%)*		(0.04)	1.36	*(103.2%)*	
Net Income - as adjusted [d]	9.4	49.9	*(81.2%)*		7.6	95.3	*(92.0%)*	
EPS (Diluted) - as adjusted [d] [e]	0.13	0.65	*(80.5%)*		0.10	1.24	*(91.7%)*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Based on constant currencies. See Appendices.

(c) For the second quarter, Yr 2009 based on share count of 74,347; Yr 2008 based on share count of 77,019.
For the first half, Yr 2009 based on share count of 74,073; Yr 2008 based on share count of 76,870.

(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

(e) The effect of stock-based awards is excluded from as reported EPS for the first half of 2009 as it is anti-dilutive. On an as adjusted basis, these awards are dilutive; normalized diluted shares outstanding were 74,261 for the first half 2009.

07/29/2009

ROCKWOOD HOLDINGS, INC. 7

Net Sales Growth Second Quarter First Half ($M) Net Sales % Change ($M) Net Sales % Change Yr 2009 Qtr 2 730.4 Yr 2009 YTD 1,390.4 Yr 2008 Qtr 2 923.2 Yr 2008 YTD 1,767.0 Change (192.8) (20.9%) Change (376.6) -21.3% Due to (Approx.): Due to (Approx.): Pricing 24.0 2.6% Pricing 61.9 3.5% Currency (71.8) -7.8% Currency (143.5) -8.1% Volume/Mix 1 (145.0) -15.7% Volume/Mix 1 (295.0) -16.7% 1 Volume includes bolt-on-acquisitions and the venture with Kemira

Cash and Debt Significant free cash flow generation of $66.4mm in Q2’09 Debt reduction by repurchasing Euro-denominated bonds of about $138mm at a discount Amendment to Senior Secured Credit Facility completed on June 15, 2009 Extension of maturity of $1.2bn of outstanding term loans from 2012 to 2014 Modification of leverage covenant test from net total debt over adjusted EBITDA of 4.25 to new ratio of net senior secured debt over adjusted EBITDA of 4.40 (4.00 at end of 2010) Extension of $130mm of the revolving credit facility from 2010 to 2012 (additional $50mm expected) Rockwood has agreed to a modification of rates in-line with current market conditions for both the extended and non-extended portion of the term loans March 31, 2009 June 30, 2009 ($M) as reported Previous Covenant Revised Covenant (proforma) as reported Revised Covenant LTM Adjusted EBITDA $578.8 $626.9 $626.9 $529.0 $561.0 Cash (327.1) (100.0) (100.0) (203.0) (100.0) Senior Secured Debt 1,919.9 1,978.3 1,978.3 1,958.7 1,935.6 Sr. Sub. Notes 2014 666.1 700.4 - 551.0 - Net Debt $2,258.9 $2,578.7 $1,878.3 $2,306.7 $1,835.6 Covenant - as calculated 4.11 x 3.00 x 3.27 x - with full cash 3.75 x 2.63 x 3.09 x Covenant per Credit Agreement 4.25 x 4.40 x 4.40 x

Results By Segment – Second Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q2 2009 Q2 2008 Total Constant Currency (b) Q2 2009 % Sales Q2 2008 % Sales Total Constant Currency (b) Specialty Chemicals 236.2 335.5 (29.6%) (21.8%) 57.5 24.3% 82.1 24.5% (30.0%) (24.7%) Performance Additives 180.1 242.3 (25.7%) (19.4%) 22.3 12.4% 37.2 15.4% (40.1%) (34.7%) Titanium Dioxide Pigments 164.3 124.3 32.2% 43.0% 19.5 11.9% 14.1 11.3% 38.3% 48.2% Advanced Ceramics 97.1 145.3 (33.2%) (24.8%) 26.1 26.9% 44.9 30.9% (41.9%) (33.9%) Specialty Compounds 51.6 73.2 (29.5%) (23.1%) 8.9 17.2% 10.1 13.8% (11.9%) (6.9%) Corporate and Other 1.1 2.6 (57.7%) (50.0%) (9.0) (13.3) 32.3% 29.3% Total Rockwood - continuing operations $730.4 $923.2 (20.9%) (13.1%) $125.3 17.2% $175.1 19.0% (28.4%) (21.9%) Disc. Operations - Pool & Spa Chemicals - 22.3 (100.0%) (100.0%) - 3.2 14.3% (100.0%) (100.0%) Total Rockwood $730.4 $945.5 (22.7%) (15.2%) $125.3 17.2% $178.3 18.9% (29.7%) (23.3%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Results By Segment – First Half @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2009 YTD 2008 Total Constant Currency (b) YTD 2009 % Sales YTD 2008 % Sales Total Constant Currency (b) Specialty Chemicals 461.5 647.2 (28.7%) (20.3%) 107.8 23.4% 162.6 25.1% (33.7%) (28.7%) Performance Additives 335.4 453.6 (26.1%) (19.4%) 42.9 12.8% 70.9 15.6% (39.5%) (34.3%) Titanium Dioxide Pigments 303.3 240.2 26.3% 36.4% 41.0 13.5% 36.3 15.1% 12.9% 23.1% Advanced Ceramics 185.0 278.5 (33.6%) (25.2%) 43.9 23.7% 83.4 29.9% (47.4%) (39.9%) Specialty Compounds 102.7 142.2 (27.8%) (20.0%) 16.7 16.3% 18.8 13.2% (11.2%) (4.8%) Corporate and Other 2.5 5.3 (52.8%) (45.3%) (17.8) (27.7) 35.7% 32.9% Total Rockwood - continuing operations $1,390.4 $1,767.0 (21.3%) (13.2%) $234.5 16.9% $344.3 19.5% (31.9%) (25.4%) Disc. Operations - Pool & Spa Chemicals - 32.5 (100.0%) (100.0%) - - 2.4 7.4% (100.0%) (100.0%) Total Rockwood $1,390.4 $1,799.5 (22.7%) (14.8%) $234.5 16.9% $346.7 19.3% (32.4%) (26.0%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, lower volumes driven by low demand across most industries, were partially offset by higher selling prices. In the Surface Treatment business, lower volumes, particularly in general industrial and automotive applications, were partially offset by higher selling prices, cost control measures and the impact from a bolt-on-acquisition. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Second Quarter 236.2 335.5 (29.6%) (21.8%) 57.5 82.1 (30.0%) (24.7%) Adj. EBITDA Margin 24.3% 24.5% (0.2) ppt First Half 461.5 647.2 (28.7%) (20.3%) 107.8 162.6 (33.7%) (28.7%) Adj. EBITDA Margin 23.4% 25.1% (1.7) ppt

Performance Additives Results were negatively impacted primarily by lower volumes of construction-related products in the Color Pigments and Services and the Timber Treatment Chemicals businesses as well as lower volumes in the Clay-based Additives business. Higher selling prices, cost control measures and the impact of a bolt-on acquisition in the Color Pigments and Services business had a favorable impact on results. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Second Quarter 180.1 242.3 (25.7%) (19.4%) 22.3 37.2 (40.1%) (34.7%) Adj. EBITDA Margin 12.4% 15.4% (3.0) ppt First Half 335.4 453.6 (26.1%) (19.4%) 42.9 70.9 (39.5%) (34.3%) Adj. EBITDA Margin 12.8% 15.6% (2.8) ppt

Titanium Dioxide Pigments Net sales and Adjusted EBITDA declined significantly excluding the impact of the venture that was completed in September 2008. Lower volumes for titanium dioxide and functional additives had a negative effect on results. Adjusted EBITDA was positively impacted by cost control measures, as well as lower raw material and energy costs. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Second Quarter 164.3 124.3 32.2% 43.0% 19.5 14.1 38.3% 48.2% Adj. EBITDA Margin 11.9% 11.3% 0.6 ppt First Half 303.3 240.2 26.3% 36.4% 41.0 36.3 12.9% 23.1% Adj. EBITDA Margin 13.5% 15.1% (1.6) ppt

Advanced Ceramics Lower volumes in all applications, except medical, were partially offset by the impact of cost control measures and the impact of a bolt-on acquisition. Considerable effort to control costs has enabled the business to produce an Adjusted EBITDA margin of 26.9% despite the 33% drop in net sales. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Second Quarter 97.1 145.3 (33.2%) (24.8%) 26.1 44.9 (41.9%) (33.9%) Adj. EBITDA Margin 26.9% 30.9% (4.0) ppt First Half 185.0 278.5 (33.6%) (25.2%) 43.9 83.4 (47.4%) (39.9%) Adj. EBITDA Margin 23.7% 29.9% (6.2) ppt

Specialty Compounds Results were down primarily from lower volumes in most applications, particularly in wire and cable. Lower raw material costs had a favorable impact on Adjusted EBITDA. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) Second Quarter 51.6 73.2 (29.5%) (23.1%) 8.9 10.1 (11.9%) (6.9%) Adj. EBITDA Margin 17.2% 13.8% 3.4 ppt First Half 102.7 142.2 (27.8%) (20.0%) 16.7 18.8 (11.2%) (4.8%) Adj. EBITDA Margin 16.3% 13.2% 3.1 ppt

Progress of Cost Reduction and Restructuring Programs Cost Savings ($M) First Half Full Year Actual Estimate Incremental Savings 2009 vs. 2008 $75.8 $140.0 Headcount Reduction Sept. ’08 * June ‘09 Total Headcount 10,768 9,631 - Change (1,137) * Sept. 2008 proforma for acquisition of ETEC

Financial Summary

Income Statement - Reported ($M) Second Quarter First Half Yr 2009 Yr 2008 Yr 2009 Yr 2008 Net sales 730.4 923.2 1,390.4 1,767.0 Gross profit 203.2 283.3 385.3 555.8 Gross Profit % 27.8% 30.7% 27.7% 31.5% Operating income 48.2 105.2 77.3 210.2 Operating income % 6.6% 11.4% 5.6% 11.9% Interest expense 1 (28.9) (9.7) (78.6) (83.4) Interest income 0.4 1.4 0.8 3.6 Loss on early extinguishment of debt, net (27.9) - (25.7) - Foreign exchange gain (loss) 2 16.5 (0.8) 10.9 14.3 Other 0.3 0.1 0.4 0.5 Income (loss) from continuing operations before taxes $8.6 $96.2 $(14.9) $145.2 Income tax provision (benefit) 10.6 20.6 (6.1) 40.3 (Loss) income from continuing operations $(2.0) $75.6 $(8.8) $104.9 Income from discontinued operations, net of tax 1.1 2.4 3.4 1.4 Net (loss) income $(0.9) $78.0 $(5.4) $106.3 Net loss (income) attributable to noncontrolling interest 2.6 - 5.6 (0.6) Net income (loss) attributable to Rockwood Holdings, Inc. $1.7 $78.0 $0.2 $105.7 Amounts attributable to Rockwood Holdings, Inc.: Income (loss) from continuing operations 0.6 75.6 (3.2) 104.3 Income from discontinued operations 1.1 2.4 3.4 1.4 Net income $1.7 $78.0 $0.2 $105.7 1 Interest expense includes: Interest expense on debt (38.9) (41.3) (76.6) (81.9) Mark-to market gains on interest rate swaps 12.2 34.0 2.6 3.2 Deferred financing costs (2.2) (2.4) (4.6) (4.7) Total $(28.9) $(9.7) $(78.6) $(83.4) 2 Impact related to non-operating Euro-denominated transactions

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 2009 2008 Net income attributable to Rockwood Holdings, Inc. 1.7 78.0 0.2 105.7 Net (loss) income attributable to noncontrolling interest (2.6) - (5.6) 0.6 Net (loss) income (0.9) 78.0 (5.4) 106.3 Income tax provision (benefit) 10.6 20.6 (6.1) 40.3 Income from discontinued operations, net of tax (1.1) (2.4) (3.4) (1.4) Income (loss) from continuing operations before taxes 8.6 96.2 (14.9) 145.2 Interest expense, net 28.5 8.3 77.8 79.8 Depreciation and amortization 68.9 63.5 137.0 125.0 Sub-Total 106.0 168.0 199.9 350.0 Restructuring and other severance costs 4.0 1.5 11.8 2.3 Systems/organization establishment expenses 1.0 2.2 3.1 3.4 Acquisition and disposal costs - 0.7 - 0.7 Inventory write-up charges - 0.1 - 0.5 Loss on early extinguishment of debt, net 27.9 - 25.7 - Loss on sale of assets and other - 0.8 0.1 0.9 Foreign exchange (gain) loss, net (16.5) 0.8 (10.9) (14.3) Other 2.9 1.0 4.8 0.8 Adjusted EBITDA from continuing operations $125.3 $175.1 $234.5 $344.3 Discontinued Operations - Pool & Spa Chemicals - 3.2 - 2.4 Total Adjusted EBITDA $125.3 $178.3 $234.5 $346.7 First Half Second Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $0.6 $0.01 $(3.2) $(0.04) Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 21.2 0.29 18.7 0.25 Tax allocation from other comprehensive income 6.6 0.09 - - Restructuring and other severance costs 3.2 0.04 9.3 0.13 Systems/organization establishment expenses 0.8 0.01 2.2 0.02 Other 2.2 0.03 3.7 0.05 Subtotal 34.0 0.46 33.9 0.45 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (12.7) (0.17) (16.5) (0.22) Mark-to-market swap gain (11.7) (0.16) (4.2) (0.06) Tax allocation from other comprehensive income - - (1.6) (0.02) Impact of tax rate changes (0.8) (0.01) (0.8) (0.01) Subtotal (25.2) (0.34) (23.1) (0.31) Total adjustments 8.8 0.12 10.8 0.14 As adjusted $9.4 $0.13 $7.6 $0.10 Weighted average number of diluted shares outstanding 74,347 74,261 1 The effect of stock-based awards is excluded from as reported diluted EPS as it is anti-dilutive. However, on an as adjusted basis, these awards are dilutive; for the first half 2009 normalized diluted shares outstanding were 74,261 compared to as reported diluted shares outstanding of 74,073. First Half 2009 Second Quarter 2009 1

Tax Provision Reconciliation – Second Quarter 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $8.6 $10.6 $2.6 $0.6 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 27.9 6.7 21.2 Tax allocation from other comprehensive income (6.6) 6.6 Restructuring and other severance costs 4.0 0.8 3.2 Systems/organization establishment expenses 1.0 0.1 (0.1) 0.8 Other 2.9 0.7 2.2 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (16.5) (3.7) 0.1 (12.7) Mark-to-market swap gain 1 (12.2) (0.2) 0.3 (11.7) Impact of tax rate changes 0.8 (0.8) As adjusted 2 $15.7 $9.2 $2.9 $9.4 1 MTM gain / loss in the US is not tax effected because of valuation allowances. 2 Tax provision effected by domestic losses that are not tax benefitted. Second Quarter 2009

Consolidated Net Debt

($M)	March 31, 2009 as reported	March 31, 2009 Previous Covenant	March 31, 2009 Revised Covenant (proforma)	June 30, 2009 as reported	June 30, 2009 Revised Covenant
Balance Sheet FX-Rate	*1.33*	*1.42*	*1.42*	*1.40*	*1.37*
LTM Adj EBITDA - as reported	**$578.8**	**$578.8**	**$578.8**	**$529.0**	**$529.0**
Acquisition related and other adjustments [1]		48.1	48.1		32.0
LTM Adj EBITDA - for covenant purposes	**$578.8**	**$626.9**	**$626.9**	**$529.0**	**$561.0**
Net Debt [2]					
Revolver	-	-	-	-	-
Rockwood Term Loans	1,486.8	1,516.5	1,516.5	1,510.7	1,501.2
Sachtleben JV Term Loan	331.3	355.6	355.6	343.8	336.2
Assumed Debt	101.9	106.2	106.2	104.2	98.1
Sr. Sub.Notes 2014	666.1	700.4		551.0	
Total Debt	**$2,586.0**	**$2,678.7**	**$1,978.3**	**$2,509.7**	**$1,935.6**
Cash	(327.1)	(100.0)	(100.0)	(203.0)	(100.0)
Net Debt	**$2,258.9**	**$2,578.7**	**$1,878.3**	**$2,306.7**	**$1,835.6**
Covenant - as calculated		**4.11 x**	**3.00 x**		**3.27 x**
- with full cash		**3.75 x**	**2.63 x**		**3.09 x**
Covenant per Credit Agreement		4.25 x	4.40 x		4.40 x

1) Including proforma Adjusted EBITDA as well as anticipated synergies for the acquired businesses.
2) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.
3) March proforma calculation for Amendment completed on June 15, 2009.

07/29/2009

ROCKWOOD HOLDINGS, INC.

23

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but considering full cash amount Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09

Free Cash Flow ($M) Second Quarter 2009 First Half 2009 Adjusted EBITDA $125.3 $234.5 WC Change (a) 20.6 17.5 Cash Taxes (b) (4.8) (10.6) Cash Interest (c) (38.5) (75.8) Cash From Operating Activities (d) $102.6 $165.6 CAPEX (e) (36.2) (80.3) Free Cash Flow $66.4 $85.3 (a) (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) Excludes $16.5mm for the second quarter and $29.7mm for the first half of non-recurring and other, net (primarily restructuring) (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 2009 2008 Net income attributable to Rockwood Holdings, Inc. 1.7 78.0 0.2 105.7 Net (loss) income attributable to noncontrolling interest (2.6) - (5.6) 0.6 Net (loss) income (0.9) 78.0 (5.4) 106.3 Income tax provision (benefit) 10.6 20.6 (6.1) 40.3 Income from discontinued operations, net of tax (1.1) (2.4) (3.4) (1.4) Income (loss) from continuing operations before taxes 8.6 96.2 (14.9) 145.2 Interest expense 28.9 9.7 78.6 83.4 Interest income (0.4) (1.4) (0.8) (3.6) Depreciation and amortization 68.9 63.5 137.0 125.0 Restructuring and other severance costs 4.0 1.5 11.8 2.3 Systems/organization establishment expenses 1.0 2.2 3.1 3.4 Acquisition and disposal costs - 0.7 - 0.7 Inventory write-up charges - 0.1 - 0.5 Loss on early extinguishment of debt, net 27.9 - 25.7 - Loss on sale of assets and other - 0.8 0.1 0.9 Foreign exchange (gain) loss, net (16.5) 0.8 (10.9) (14.3) Other 2.9 1.0 4.8 0.8 Adjusted EBITDA from continuing operations $125.3 $175.1 $234.5 $344.3 Discontinued Operations - Pool & Spa Chemicals - 3.2 - 2.4 Total Adjusted EBITDA $125.3 $178.3 $234.5 $346.7 First Half Second Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Second Quarter

($M) Second Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**13.1**	**(5.2)**	**(4.3)**	**(2.7)**	**3.2**	**4.5**	**8.6**
Interest expense	15.6	7.2	4.9	8.3	2.3	(9.4)	28.9
Interest income	(0.5)	0.1	(0.1)	(0.1)	-	0.2	(0.4)
Depreciation and amortization	17.8	15.4	18.8	12.8	2.6	1.5	68.9
Restructuring and other severance costs	0.5	1.7	(0.1)	1.7	0.1	0.1	4.0
Systems/organization establishment expenses	0.1	0.6	0.3	0.1	-	(0.1)	1.0
Loss on early extinguishment of debt, net	10.1	2.2	-	6.6	0.7	8.3	27.9
Foreign exchange (gain) loss, net	(1.3)	0.1	-	(0.6)	-	(14.7)	(16.5)
Other	2.1	0.2	-	-	-	0.6	2.9
Adjusted EBITDA	**$57.5**	**$22.3**	**$19.5**	**$26.1**	**$8.9**	**$(9.0)**	**$125.3**

Second Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**51.5**	**10.0**	**(8.4)**	**24.1**	**4.7**	**14.3**	**96.2**
Interest expense	13.6	7.5	8.9	9.2	2.3	(31.8)	9.7
Interest income	(1.2)	0.1	-	(0.1)	(0.1)	(0.1)	(1.4)
Depreciation and amortization	17.1	17.0	12.8	11.9	2.8	1.9	63.5
Restructuring and other severance costs	0.2	1.0	-	0.3	-	-	1.5
Systems/organization establishment expenses	0.5	1.5	-	0.1	0.1	-	2.2
Acquisition and disposal costs	-	-	-	-	0.3	0.4	0.7
Inventory write-up charges	0.1	-	-	-	-	-	0.1
Loss on sale of assets and other	-	-	0.8	-	-	-	0.8
Foreign exchange loss (gain), net	0.3	(0.2)	-	(0.6)	-	1.3	0.8
Other	-	0.3	-	-	-	0.7	1.0
Adjusted EBITDA	**$82.1**	**$37.2**	**$14.1**	**$44.9**	**$10.1**	**$(13.3)**	**$175.1**
Disc. Operations - Pool & Spa Chemicals	-	3.2	-	-	-	-	3.2
Total Adjusted EBITDA	**$82.1**	**$40.4**	**$14.1**	**$44.9**	**$10.1**	**$(13.3)**	**$178.3**

07/29/2009

ROCKWOOD HOLDINGS, INC. 28

Reconciliation of Pre-Tax Income to Adjusted EBITDA – First Half

($M) First Half 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**26.3**	**(10.6)**	**(11.7)**	**(9.5)**	**6.0**	**(15.4)**	**(14.9)**
Interest expense	30.6	14.3	14.9	16.3	4.6	(2.1)	78.6
Interest income	(0.7)	0.2	(0.3)	(0.1)	-	0.1	(0.8)
Depreciation and amortization	36.6	30.5	36.7	24.7	5.3	3.2	137.0
Restructuring and other severance costs	2.1	4.6	-	4.8	0.1	0.2	11.8
Systems/organization establishment expenses	0.4	1.1	1.4	0.2	-	-	3.1
Loss on early extinguishment of debt, net	10.5	2.2	-	6.9	0.7	5.4	25.7
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange (gain) loss, net	(0.6)	0.1	-	0.6	-	(11.0)	(10.9)
Other	2.5	0.5	-	-	-	1.8	4.8
Adjusted EBITDA	**$107.8**	**$42.9**	**$41.0**	**$43.9**	**$16.7**	**$(17.8)**	**$234.5**

First Half 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**104.2**	**18.0**	**(7.4)**	**42.2**	**8.3**	**(20.1)**	**145.2**
Interest expense	26.4	14.9	17.9	17.9	4.6	1.7	83.4
Interest income	(1.9)	0.1	-	(0.2)	(0.3)	(1.3)	(3.6)
Depreciation and amortization	33.2	33.9	25.0	23.8	5.7	3.4	125.0
Restructuring and other severance costs	0.2	1.6	-	0.5	-	-	2.3
Systems/organization establishment expenses	0.8	2.2	-	0.2	0.2	-	3.4
Acquisition and disposal costs	-	-	-	-	0.3	0.4	0.7
Inventory write-up charges	0.5	-	-	-	-	-	0.5
Loss on sale of assets and other	-	-	0.8	0.1	-	-	0.9
Foreign exchange gain, net	(0.3)	(0.2)	-	(1.1)	-	(12.7)	(14.3)
Other	(0.5)	0.4	-	-	-	0.9	0.8
Adjusted EBITDA	**$162.6**	**$70.9**	**$36.3**	**$83.4**	**$18.8**	**$(27.7)**	**$344.3**
Disc. Operations - Pool & Spa Chemicals	-	2.4	-	-	-	-	2.4
Total Adjusted EBITDA	**$162.6**	**$73.3**	**$36.3**	**$83.4**	**$18.8**	**$(27.7)**	**$346.7**

07/29/2009

ROCKWOOD HOLDINGS, INC.

29

Constant Currency Effect on Results – Second Quarter ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals (99.3) (29.6) (26.3) (73.0) (21.8) Performance Additives (62.2) (25.7) (15.1) (47.1) (19.4) Titanium Dioxide Pigments 40.0 32.2 (13.4) 53.4 43.0 Advanced Ceramics (48.2) (33.2) (12.1) (36.1) (24.8) Specialty Compounds (21.6) (29.5) (4.7) (16.9) (23.1) Corporate and Other (1.5) (57.7) (0.2) (1.3) (50.0) Net Sales - cont. ops. $(192.8) (20.9) % $(71.8) $(121.0) (13.1) % Disc. Ops. - Pool & Spa Chemicals (22.3) (100.0) - (22.3) (100.0) Total Net Sales $(215.1) (22.7) % $(71.8) $(143.3) (15.2) % Adjusted EBITDA Specialty Chemicals (24.6) (30.0) (4.3) (20.3) (24.7) Performance Additives (14.9) (40.1) (2.0) (12.9) (34.7) Titanium Dioxide Pigments 5.4 38.3 (1.4) 6.8 48.2 Advanced Ceramics (18.8) (41.9) (3.6) (15.2) (33.9) Specialty Compounds (1.2) (11.9) (0.5) (0.7) (6.9) Corporate and Other 4.3 32.3 0.4 3.9 29.3 Adjusted EBITDA - cont. ops. $(49.8) (28.4) % $(11.4) $(38.4) (21.9) % Disc. Ops. - Pool & Spa Chemicals (3.2) (100.0) - (3.2) (100.0) Total Adjusted EBITDA $(53.0) (29.7) % $(11.4) $(41.6) (23.3) % Change: Second Quarter 2009 versus 2008

Constant Currency Effect on Results – First Half ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals (185.7) (28.7) (54.4) (131.3) (20.3) Performance Additives (118.2) (26.1) (30.0) (88.2) (19.4) Titanium Dioxide Pigments 63.1 26.3 (24.3) 87.4 36.4 Advanced Ceramics (93.5) (33.6) (23.4) (70.1) (25.2) Specialty Compounds (39.5) (27.8) (11.0) (28.5) (20.0) Corporate and Other (2.8) (52.8) (0.4) (2.4) (45.3) Net Sales - cont. ops. $(376.6) (21.3) % $(143.5) $(233.1) (13.2) % Disc. Ops. - Pool & Spa Chemicals (32.5) (100.0) - (32.5) (100.0) Total Net Sales $(409.1) (22.7) % $(143.5) $(265.6) (14.8) % Adjusted EBITDA Specialty Chemicals (54.8) (33.7) (8.2) (46.6) (28.7) Performance Additives (28.0) (39.5) (3.7) (24.3) (34.3) Titanium Dioxide Pigments 4.7 12.9 (3.7) 8.4 23.1 Advanced Ceramics (39.5) (47.4) (6.2) (33.3) (39.9) Specialty Compounds (2.1) (11.2) (1.2) (0.9) (4.8) Corporate and Other 9.9 35.7 0.8 9.1 32.9 Adjusted EBITDA - cont. ops. $(109.8) (31.9) % $(22.2) $(87.6) (25.4) % Disc. Ops. - Pool & Spa Chemicals (2.4) (100.0) - (2.4) (100.0) Total Adjusted EBITDA $(112.2) (32.4) % $(22.2) $(90.0) (26.0) % Change: First Half 2009 versus 2008

Tax Provision Reconciliation – First Half 2009 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $(14.9) $(6.1) $5.6 $(3.2) Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 25.7 7.0 18.7 Restructuring and other severance costs 11.8 2.5 9.3 Systems/organization establishment expenses 3.1 0.5 (0.4) 2.2 Other 4.9 1.2 3.7 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (10.9) 5.7 0.1 (16.5) Mark-to-market swap gain 1 (2.6) 0.7 (0.9) (4.2) Tax allocation from other comprehensive income 1.6 (1.6) Impact of tax rate changes 0.8 (0.8) As adjusted 2 $17.1 $13.9 $4.4 $7.6 1 MTM gain / loss in the US is not tax effected because of valuation allowances. 2 Tax provision effected by domestic losses that are not tax benefitted. First Half 2009

Tax Provision Reconciliation 2008 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) As reported $96.2 $20.6 $145.2 $40.3 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.5 0.4 2.3 0.5 Systems/organization establishment expenses 2.2 0.3 3.4 0.5 Foreign exchange loss on financing activities 1 0.8 (2.3) - Loss on asset sales and other 0.8 0.2 0.9 0.2 Inventory write-up reversal 0.1 - 0.5 0.1 Other 1.7 0.1 1.5 - Adjustments to income from continuing operations: Foreign exchange gain on financing activities 1 - (14.3) (2.0) Mark-to-market swap gain 2 (34.0) 0.1 (3.2) 0.8 As adjusted 3 $69.3 $19.4 $136.3 $40.4 1 Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary. 2 MTM gain / loss in the US is not tax effected because of valuation allowances. 3 Tax provision effected by domestic losses that are not tax benefitted plus permanent differences. Second Quarter 2008 First Half 2008

Reconciliation of Net Income/EPS – Second Quarter Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $0.6 $0.01 $75.6 $0.98 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 21.2 0.29 - - Tax allocation from other comprehensive income 6.6 0.09 - - Restructuring and other severance costs 3.2 0.04 1.1 0.02 Systems/organization establishment expenses 0.8 0.01 1.9 0.02 Foreign exchange losses on financing activities - - 3.1 0.04 Loss on asset sales and other - - 0.6 0.01 Other 2.2 0.03 1.7 0.02 Subtotal 34.0 0.46 8.4 0.11 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (12.7) (0.17) - - Mark-to-market swap gain (11.7) (0.16) (34.1) (0.44) Impact of tax rate changes (0.8) (0.01) - - Subtotal (25.2) (0.34) (34.1) (0.44) Total adjustments 8.8 0.12 (25.7) (0.33) As adjusted $9.4 $0.13 $49.9 $0.65 Weighted average number of diluted shares outstanding 74,347 77,019 Second Quarter 2009 Second Quarter 2008

Reconciliation of Net Income/EPS – First Half Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $(3.2) $(0.04) $104.3 $1.36 Adjustments to expenses from continuing operations: Loss on early extinguishment of debt, net 18.7 0.25 - - Restructuring and other severance costs 9.3 0.13 1.8 0.02 Systems/organization establishment expenses 2.2 0.02 2.9 0.04 Loss on asset sales and other - - 0.7 0.01 Other 3.7 0.05 1.9 0.02 Subtotal 33.9 0.45 7.3 0.09 Adjustments to income from continuing operations: Foreign exchange gains on financing activities (16.5) (0.22) (12.3) (0.16) Mark-to-market swap gain (4.2) (0.06) (4.0) (0.05) Tax allocation from other comprehensive income (1.6) (0.02) - - Impact of tax rate changes (0.8) (0.01) - - Subtotal (23.1) (0.31) (16.3) (0.21) Total adjustments 10.8 0.14 (9.0) (0.12) As adjusted $7.6 $0.10 $95.3 $1.24 Weighted average number of diluted shares outstanding 74,261 76,870 1 The effect of stock-based awards is excluded from as reported diluted EPS as it is anti-dilutive. However, on an as adjusted basis, these awards are dilutive; for the first half 2009 normalized diluted shares outstanding were 74,261 compared to as reported diluted shares outstanding of 74,073. First Half 2009 First Half 2008 1

Reconciliation of Net Cash to Adjusted EBITDA Second Quarter First Half ($M) 2009 2009 Net cash provided by operating activities $86.1 $135.9 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (11.6) (7.2) Current portion of income tax provision 4.8 10.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 38.5 75.8 Restructuring and other severance costs 4.0 11.8 Systems/organization establishment expenses 1.0 3.1 Bad debt provision (0.4) (0.4) Loss on sale of assets and other - 0.1 Other 2.9 4.8 Adjusted EBITDA - continuing operations $125.3 $234.5